                                                                      Exhibit 99

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

I, Martin Zaepfel, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:


          (i) The accompanying Quarterly Report on Form 10-Q/A for the quarter ended June 29, 2002, fully complies with the requirements of
               Section 13 (a) or Section 15 (d) of the Securities Exchange Act of 1934, as amended, except as noted below; and

          (ii) To the best of my knowledge, the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Spiegel, Inc.


/s/ Martin Zaepfel
----------------------------------------
Martin Zaepfel
Vice Chairman, President and
Chief Executive Officer


I, James M. Brewster, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (i) The accompanying Quarterly Report on Form 10-Q/A for the quarter ended June 29, 2002, fully complies with the requirements of Section 13 (a) or Section 15 (d) of the Securities Exchange Act of 1934, as amended, except as noted below; and

     (ii) To the best of my knowledge, the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Spiegel, Inc.


/s/ James M. Brewster
-------------------------------
James M. Brewster
Senior Vice President and
Chief Financial Officer

Spiegel, Inc. did not timely file its Quarterly Report on Form 10-Q for the quarter ended June 29, 2002.

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and are not being filed as part of this report or as a separate disclosure document.